UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 18, 2007 (September 17, 2007)
Date of Report (Date of earliest event reported)

DELCATH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 Fifth Avenue
23rd floor
New York, NY 10020

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 489-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Annual Report on Form 10-K for Delcath Systems, Inc. (the “Company”) for the fiscal year ended December 31, 2006 which was filed with the Securities and Exchange Commission on March 16, 2007, stated that the Company had 8 United States patents, as well as 4 corresponding foreign patents in Canada, Europe and Japan. The purpose of this Current Report on Form 8-K is to state that the Company actually has an aggregate of 10 foreign patents in Canada, Europe and Japan.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

None.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 18, 2007		DELCATH SYSTEMS, INC.

	By:	/s/ Paul M. Feinstein

Name: Paul M. Feinstein
Title: Chief Financial Officer